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                                                                   EXHIBIT 10.39

                                                                  EXECUTION COPY

                            STOCK PURCHASE AGREEMENT

                                      AMONG

                        ASHEVILLE PACKING COMPANY, INC.,

                               CLARENCE H. CANNON,

                                RALPH E. CANNON,

                              LEONA BENSON CANNON,

                                       AND

                              GABY HOLDINGS II LLC

                               NOVEMBER 28, 2001

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                                TABLE OF CONTENTS

SECTION                                                                           PAGE
-------                                                                           ----
1. Purchase and Sale of the Common Stock........................................    1
   1.1      Sale of the Common Stock............................................    1
   1.2      Obligations of the Parties on the Date Hereof.......................    1

2. Representations, Warranties and Agreements of the Sellers....................    2
   2.1      Authority...........................................................    2
   2.2      Execution and Delivery..............................................    2
   2.3      Nonviolation........................................................    2
   2.4      Actions.............................................................    2
   2.5      No Liens............................................................    3
   2.6      No Brokers or Finders...............................................    3

3. Representations, Warranties and Agreements of the LLC........................    3
   3.1      Authority...........................................................    3
   3.2      Execution and Delivery..............................................    3
   3.3      No Brokers or Finders...............................................    3

4. Miscellaneous................................................................    3
   4.1      Only Recourse.......................................................    3
   4.2      Assignment..........................................................    4
   4.3      Amendment; Waiver...................................................    4
   4.4      Governing Law.......................................................    4
   4.5      Notices.............................................................    4
   4.6      Integration.........................................................    5
   4.7      Severability........................................................    5
   4.8      Descriptive Headings................................................    5
   4.9      Counterparts........................................................    5

                                        i

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                                  COMMON STOCK
                               PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (this "Agreement") is made as of the 28th day of November, 2001 among Asheville Packing Company, Inc., a North Carolina corporation ("APC"), Clarence H. Cannon ("CHC"), Ralph E. Cannon ("REC"), Leona Benson Cannon ("LBC" and together with APC, CHC and REC, the "Sellers"), Gaby Holdings II LLC, a Delaware limited liability company (the "LLC").

                                    RECITALS:

                  WHEREAS, pursuant to the terms of a certain Real Estate Agreement entered on the date hereof between Sellers and Momentum Food Service, Inc. ("MFS"), Sellers sold to MFS real property (the "Real Property") in exchange for 800,000 shares of the common stock of Floridino's International Holdings Inc. (the "Common Stock").

                  WHEREAS, as an inducement to Sellers to enter into this Agreement, MFS is entering into a separate Guaranty Agreement (the "Guaranty Agreement") with Sellers in which it is guarantying the payment obligations of LLC under this Agreement with a mortgage in favor of the Sellers of the Real Property.

                  WHEREAS, each Seller wishes to sell, and the LLC wishes to purchase from each Seller, their Common Stock which in the aggregate represents 100% of the Common Stock on the terms and conditions provided herein.

         NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is acknowledge, it is hereby agreed as follows:

         1. Purchase and Sale of the Common Stock

                  1.1      Sale of the Common Stock.

                  Each Seller sells and transfers to LLC, on the date hereof, their shares of Common Stock (which in the aggregate constitute 100% of the Common Stock) free and clear of all liens, claims, pledges, charges, agreements, and encumbrances of any kind whatsoever ("Liens"). In consideration of the transfer of the Common Stock to LLC and in reliance on the representations, warranties and undertakings of the Sellers herein contained, the LLC shall pay to Sellers, by check or wire transfer, the aggregate amount of $1,600,000 (the "Purchase Price") to be payable as follows: (i) $200,000 on the date hereof and
(ii) the balance, in seven equal, consecutive and bi-monthly installments in the amount of $200,000 each, commencing on January 28, 2002.

                  LLC shall pay interest at the rate of 4% per annum in respect of the unpaid balance of the Purchase Price, which interest will be payable quarterly in arrears. LLC shall have the right at any time, or from time to time, to prepay, in whole or in part, the Purchase Price with interest accrued to the date of prepayment, without the express written consent of the Sellers

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                  1.2      Obligations of the Parties on the Date Hereof. On the
date hereof the LLC shall pay to the Sellers the amount of $200,000 and each Seller shall deliver to the LLC stock certificate(s) issued in the name of LLC, representing the Common Stock. The Common Stock shall be transferred by Sellers free of Liens of any kind whatsoever.

         2. Representations. Warranties and Agreements of the Sellers. The Sellers, jointly and severally, hereby represent and warrant to, and agree with, the LLC, as follows:

                  2.1      Authority.

         Each Seller has the legal authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary legal actions to authorize the execution, delivery or performance of this Agreement and the transactions contemplated herein.

                  2.2      Execution and Delivery.

         This Agreement, when executed by the Sellers and countersigned by the LLC, will constitute Sellers' legal, valid and binding obligations in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, liquidation, insolvency, reorganization, moratorium or similar laws affecting creditors' rights or general equity principles.

                  2.3      Nonviolation.

                           (a)      Neither the execution, delivery or
performance of this Agreement or the consummation of the transactions herein contemplated nor compliance with the terms and provisions hereof will (i) contravene (a) any requirement of law to which any of the Sellers is subject, including the securities laws of any jurisdiction or the rules or regulations of any governmental entity or self regulatory body nor (b) any judgment, decree, franchise, order or demand applicable to any of the Sellers (i) conflict or be inconsistent with or result in any breach of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of their properties or assets pursuant to the terms of any indenture, mortgage, deed of trust agreement or other instrument to which any of the Sellers is a party or bound or to which it may be subject.

                           (b)      The Sellers are not in default with respect
to any applicable statute, rules, writ, injunction decree, order or regulation of any governmental authority having jurisdiction over them which is likely to adversely affect their ability to perform their obligations hereunder and entering into this Agreement will not violate any of them.

                  2.4      Actions.

         Subject to the terms and conditions of this Agreement each of the Sellers will take, or cause to be taken all reasonable actions, and do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

                  2.5 No Liens. (i) Sellers are the record and beneficial owner of the Common Stock which is free and clear from any Liens and it shall deliver to the LLC, certificates

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representing the Common Stock; and (ii) there is not outstanding any security, option, warrant, right, agreement, understanding or commitment of any kind entitling any person or entity to acquire any of the Common Stock

                  2.6 No Brokers or Finders. None of the Sellers has entered into or will enter into any agreement pursuant to which the LLC will be liable, as a result of the transactions contemplated by this Agreement, for any claim of any person for any commission, fee or other compensation as finder or broker.

         3. Representations, Warranties and Agreements of the LLC. The LLC, hereby represents and warrants to, and agrees with, each of the Sellers as follows:

                  3.1      Authority.

         The LLC has the legal authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary legal actions to authorize the execution, delivery or performance of this Agreement and the transactions contemplated herein.

                  3.2 Execution and Delivery. This Agreement, when executed by the LLC and countersigned by the Seller, will constitute LLC's legal, valid and binding obligations in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, liquidation, insolvency, reorganization, moratorium or similar laws affecting creditors' rights or general equity principles.

                  3.3 No Brokers or Finders. LLC has not entered into or will not enter into any agreement pursuant to which the LLC will be liable, as a result of the transactions contemplated by this Agreement, for any claim of any person for any commission, fee or other compensation as finder or broker.

         4. Miscellaneous.

                  4.1 Only Recourse. It is expressly acknowledged by the Sellers that the obligation of LLC is non recourse (as to itself or the Common Stock) and the only recourse of the Sellers in the event of the non compliance of any of the obligations of LLC under this Agreement (a "Default") is to foreclose on the Real Estate, mortgaged in favor of Sellers as provided in the mortgage attached hereto as Exhibit A; provided that no action shall be commenced by Sellers prior given 15 days notice to LLC and MFS of the Default, and such action can only be commenced then if the Default has not been cured.

                  4.2 Assignment. This Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Any assignees or successors shall take any such assignment(s) subject to all obligations of the assigning or original party and subject to any and all defenses. Nothing herein shall relieve an assigning party of its obligations under this Agreement.

                  4.3 Amendment: Waiver. Any term, covenant, agreement or condition of this Agreement may be amended, and compliance therewith may be waived (either generally or in a particular circumstance and either retroactively or prospectively), by one or more substantially

                                       3

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concurrent written instruments signed by the Sellers and LLC. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Seller and the LLC.

                  4.4 Governing Law This agreement shall be governed by and construed and enforced in accordance with, the laws of the State of North Carolina, without regard to conflicts of law principles. Any disputes with respect to the interpretation of this Agreement or the rights and obligations of the parties hereto shall be exclusively brought in the U.S. District Court for the Western District of North Carolina or, if such Court lacks subject matter jurisdiction, in the court of general jurisdiction in Asheville, North Carolina. Each of the parties waives any right to object to the jurisdiction or venue of either of such Courts or to claim that such Courts are an inconvenient forum

                  4.5 Notices. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given (x) on the date of delivery, if delivered personally or by telecopier, receipt confirmed, (y) on the second following business day, if delivered by a recognized overnight courier service, or (z) seven days after mailing, if sent by registered or certified mail, return receipt requested, postage prepaid, in each case, to the party to whom it is directed at the following address (or at such other address as any party hereto shall hereafter specify by notice in writing to the other parties hereto):

                  (i)      If to the LLC, to it at the following address:

                                    Gaby Holdings II LLC
                                    Proskauer Rose LLP
                                    1585 Broadway
                                    New York, NY 10036
                                    Tel: (212)969-3000
                                    Fax: (212)969-2900
                                    Attention: David W. Sloan, Esq.

                           with a copy to:

                                    Proskauer Rose LLP
                                    1585 Broadway
                                    New York, NY 10036
                                    Tel: (212)969-3000
                                    Fax: (212)969-2900
                                    Attention: David W. Sloan, Esq.

                  (ii) If to any Sellers, to it at the address set forth below its name on the signature page hereto.

                  4.6 Integration. This Agreement and the documents referred to herein or delivered pursuant hereto or pursuant to such documents, including all exhibits and schedules, contain the entire understanding of the parties with respect to their subject matter and supersede all prior agreements and understandings between the parties with respect to their subject matter.

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                  4.7      Severability. Each provision of this Agreement shall
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  4.8 Descriptive Headings. The section and other headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

                  4.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

                                    * * * *

                                       5

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                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         LLC:

                         GABY HOLDINGS II LLC

                         BY:-------------------------------------
                            Name:
                            Title:

                         SELLERS:

                         ASHEVILLE PACKING COMPANY, INC..

                         By: /s/ Ralph E. Cannon
                            -------------------------------------
                            Name: Ralph E. Cannon
                            Title: President

                         Address:     457 Avery Creek Road
                                      Arden, NC 28704
                                      Attention: Ralph E. Cannon
                                      Tel.: 828.258.1076
                                      Fax:  828.252.8309

                         With a copy to:

                                      Shuford, Best, Cagle and McClellan, P.A.
                                      PO Box 1530
                                      Asheville, NC 28802
                                      Attention: Willian B. Cagle, Esq.
                                      Tel.: 828.258.2211
                                      Fax:  828.252.8309

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                           /s/ CLARENCE H. CANNON:
                         ----------------------------------------------
                               CLARENCE H. CANNON:

                         Address:     457 Avery Creek Road
                                      Arden, NC 28704
                                      Tel.: 828.258.1076
                                      Fax:  828.252.8309

                         With a copy to:

                                      Shuford, Best, Cagle and McClellan, P.A.
                                      PO Box 1530
                                      Asheville, NC 28802
                                      Attention: Willian B. Cagle, Esq.
                                      Tel.: 828.258.2211
                                      Fax:  828.252.8309


                           /s/ RALPH E. CANNON
                         ----------------------------------------------
                               RALPH E. CANNON

                         Address:     457 Avery Creek Road
                                      Arden, NC 28704
                                      Tel.: 828.258.1076
                                      Fax:  828.252.8309

                         With a copy to:

                                      Shuford, Best, Cagle and McClellan, P.A.
                                      PO Box 1530
                                      Asheville, NC 28802
                                      Attention: Willian B. Cagle, Esq.
                                      Tel.: 828.258.2211
                                      Fax:  828.252.8309

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                           /s/ Leona Benson Cannon
                           -----------------------------------------------------
                               LEONA BENSON CANNON

                         By /s/ Clarence H. Cannon

                         Address:     457 Avery Creek Road
                                      Arden, NC 28704
                                      Tel.: 828.258.1076
                                      Fax:  828.252.8309

                         With a copy to:

                                      Shuford, Best, Cagle and McClellan, P.A.
                                      PO Box 1530
                                      Asheville, NC 28802
                                      Attention: Willian B. Cagle, Esq.
                                      Tel.: 828.258.2211
                                      Fax:  828.252.8309

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                                  EXHIBIT LIST

Exhibit A         Mortgage